UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

Apollo Origination II (Levered) Capital Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01832	33-6481219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street New York, New York 10019 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 515-3450

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 30, 2025, AOP II Funding Maple LLC (“Maple Funding”), an indirect wholly owned subsidiary of Apollo Origination II (Levered) Capital Trust, a Delaware statutory trust (the “Company”) entered into the Fifth Amendment to Loan and Servicing Agreement (the “Fifth Credit Facility Amendment”) to its Loan and Servicing Agreement (the “Secured Credit Facility”), dated as of July 23, 2024, by and among Maple Funding, as borrower, AOP II Origination Holdings (L), LLC, as transferor, Apollo Origination Management, L.P., as servicer, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc. as administrative agent, Citibank, N.A., as collateral agent and as account bank, and Alter Domus (US) LLC, as collateral custodian.

The Fifth Credit Facility Amendment amends the Secured Credit Facility to, among other things, (i) reduce the spread to (x) 1.95% per annum during the revolving period and (y) to 2.45% per annum during the amortization period; (ii) increase the unused fee rate to 0.75% per annum and (iii) increase the maximum commitment from $350,000,000 to $500,000,000.

The description above is only a summary of the material provisions of the Fifth Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of Fifth Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

10.1	Fifth Credit Facility Amendment to the Loan and Security Agreement, dated as of July 23, 2024, by and among Maple Funding, as borrower, AOP II Origination Holdings (L), LLC, as transferor, Apollo Origination Management, L.P., as servicer, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc. as administrative agent, Citibank, N.A., as collateral agent and as account bank, and Alter Domus (US) LLC, as collateral custodian.

104	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ORIGINATION II (LEVERED) CAPITAL TRUST

Date: May 2, 2025

	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer and Secretary